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                                                                 EXHIBIT 10.7

                                  STORE LEASE


DATE OF LEASE               TERM OF LEASE                       MONTHLY RENT
- -------------               -------------                       ------------
                                                             Yr. 1 - $4,238.50
                      BEGINNING          ENDING              Yr. 2 - $4,344.46
  11/1/1994                                                  Yr. 3 - $4,453.07
                                                             Yr. 4 - $4,564.40
                                                             Yr. 5 - $4,678.51
                      12/1/1994        11/30/1999


LOCATION OF PREMISES:               384 common area
810 A South Waukegan Road           1692
Lake Forest, IL 60045               ----
                                    2076 sq. ft.


PURPOSE:

Bank

        LESSEE                                     LESSOR

Name    Lake Forest Bank & Trust                   R&R Enterprises
Address 727 N. Bank Lane                           810 S. Waukegan Rd.
City    Lake Forest, IL 60045                      Lake Forest, IL 60045


         In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                                      RENT

         1. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

                        WATER, GAS AND ELECTRIC CHARGES

         2. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as herein specified, as declared to be so much additional rent and payable with the installment of rent next due thereafter.
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                             SUBLETTING; ASSIGNMENT

         3. The Premises shall not be sublet in whole or in part to any person other than Lessee, and Lessee shall not assign this lease without, in each case, the consent in writing of Lessor first had and obtained, nor permit to take place by any act or default of himself or any person within his control any transfer by operation of law of Lessee's interest created hereby; nor offer for lease or sublease the Premises, nor any portion thereof, by placing notices or signs of "To Let," or any other similar signs or notice in any place, nor by advertising the same in any newspaper or place or manner whatsoever without, in each case, the consent in writing of Lessor first had and obtained. If Lessee, or any one or more of the Lessees, if there be more than one, shall make an assignment for the benefit of creditors, or shall be adjudged a bankruptcy, Lessor may terminate this lease, and in such event Lessee shall at once pay Lessor a sum of money equal to the entire amount of rent reserved by this lease for the then unexpired portion of the term hereby created as liquidated damages.

                              LESSEE NOT TO MISUSE

         4. Lessee will not permit any unlawful or immoral practice, with or without his knowledge or consent, to be committed or carried on in the Premises by himself or by any other person. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified. Lessee will not keep or use or permit to be kept or used in or on the Premises or any place contiguous thereto any flammable fluids or explosives, without the written permission of Lessor first had and obtained. Lessee will not load floors beyond the floor load rating prescribed by applicable municipal ordinances. Lessee will not use or allow the use of the Premises for any purpose whatsoever that will injure the reputation of the Premises or of the building of which they are a part.

                            CONDITION ON POSSESSION

         5. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof and no agreements or promises to decorate, alter, repair or improve the Premises, have been made by Lessor or his agent prior to or at the execution of this lease that are not herein expressed.

                            REPAIRS AND MAINTENANCE

         6. Lessee shall keep the Premises and appurtenances thereto in a clean, sightly and healthy condition and in good repair, all according to the statutes and ordinances in such cases made and provided, and the directions of public officers thereunto duly authorized, all at his own expenses, and shall yield the same back to Lessor upon the termination of this lease, whether





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such termination shall occur by expiration of the termor in any other manner whatsoever, in the same condition of cleanliness, repair and sightliness as at the date of the execution hereof, loss by fire and reasonable wear and tear excepted Lessee shall make all necessary repairs and renewals upon Premises and replace broken globes, glass and fixtures with material of the same size and quality as that broken and shall insure all glass in windows and doors of the Premises at his own expense. If, however, the Premises shall not thus be kept in good repair and in a clean, sightly and healthy condition by Lessee, as aforesaid, lessor may enter the same, himself or by his agents, servants or employees, without such entering causing or constituting a termination of this lease or an interference with the possession of the Premises by Lessee, and Lessor may replace the same in the same condition of repair, sightliness, healthiness and cleanliness as existed at the date of execution hereof, and Lessee agrees to pay Lessor, in addition to the rent hereby reserved, the expenses of Lessor in thus replacing the Premises in that condition. Lessee shall not cause or permit any waste, misuse or neglect of the water, or of the water, gas or electric fixtures.

                               ACCESS TO PREMISES

         7. Lessee will allow Lessor or any person authorized by Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs or alterations thereof which Lessor may see fit to make, and Lessee will allow Lessor to have placed upon the Premises at all times notices of "For Sale" and "For Rent", and Lessee will not interfere with the same.

                            NON-LIABILITY OF LESSOR

         8. Except as provided by Illinois statute, Lessor shall not be liable to Lessee for any damage or injury to him or his property occasioned by the failure of Lessor to keep the Premises in repair, and shall not be liable for any injury done or occasioned by wind or by or from any defect of plumbing, electric wiring or of insulation thereof, gas pipes, water pipes or steam pipes, or from broken stairs, porches, railings or walks, or from the backing up of any sewer pipe or down-spout, or from the bursting, leaking or running of any tank, tub, washstand, water closet or waste pipe, drain, or any other pipe or tank in, upon or about the Premises or the building of which they are a part nor from the escape of steam or hot water from any radiator, it being agreed that said radiators are under the control of Lessee, nor for any such damage or injury occasioned by water, snow or ice being upon or coming through the roof, skylight, trap-door, stairs, walks or any other place upon or near the Premises, or otherwise, nor for any such damage or injury done or occasioned by the falling of any fixture, plaster or stucco, nor for any damage or injury arising from any act, omission or negligence of co-tenants or of other persons, occupants of the same building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property, or of Lessor's agents or Lessor himself, all claims for any such damage or injury being hereby expressly waived by Lessee.





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                  RESTRICTIONS (SIGNS, ALTERATIONS, FIXTURES)

         9. Lessee shall not attach, affix or exhibit or permit to be attached, affixed or exhibited, except by Lessor or his agent, any articles of permanent character or any sign, attached or detached, with any writing or printing thereon, to any window, floor, ceiling, door or wall in any place in or about the Premises, or upon any of the appurtenances thereto, without in each case the written consent of Lessor first had and obtained, and shall not commit or suffer any waste in or about said premises; and shall make no changes or alterations in the Premises by the erection of partitions or the papering of walls, or otherwise, without the consent in writing of Lessor; and in case Lessee shall affix additional locks or bolts on doors or window, or shall place in the Premises lighting fixtures shall remain for the benefit of Lessor, and without expense of removal or maintenance to Lessor. Lessor shall have the privilege of retaining the same if he desires if he does not desire to retain the same, he may remove and store the same, and Lessee agrees to pay the expense of removal and storage thereof. The provisions of this paragraph shall not however apply to Lessee's trade fixtures, equipment and moveable furniture.

                                      HEAT

         10. Where building is equipped for the purpose, Lessor shall furnish to Lessee a reasonable amount of heat, from October 1st to May 1st, whenever in Lessor's judgment necessary for comfortable use of the Premises, during customary business hours (excluding Sundays and holidays), but not earlier than 8 a.m. not later than 6 p.m. unless specifically stated herein. Lessor does not warrant that heating service will be free from interruptions caused by strike, accident or other cause beyond the reasonable control of Lessor, or by renewal or repair of the heating apparatus in the building. Any such interruption shall not be deemed an eviction or disturbance of Lessee's use and possession of Premises, nor render Lessor liable to Lessee in damages. All claims against Lessor for injury or damage arising from failure to furnish heat are hereby expressly waived by Lessee.

                               FIRE AND CASUALTY

         11. In case the Premises shall be rendered untenantable by fire, explosion or other casualty, Lessor may,a this option, terminate this lease or repair the Premises within sixty days. If Lessor does not repair the Premises within said time, or the building containing the Premises shall have been wholly destroyed, the term hereby created shall cease and determine.

                           TERMINATION; HOLDING OVER

         12. At the termination of the term of this lease, by lapse of time or otherwise, Lessee will yield up immediate possession of the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will return the keys therefor to Lessor at the place of payment of rent.
If Lessee retains possession of the Premises or any part hereof after the





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termination of the term by lapse of time or otherwise, then Lessor may at its option within thirty days after termination of the term serve written notice upon Lessee that such holding over constitutes either [(a) RENEWAL OF THIS LESE FOR ONE YEAR, AND FROM YEAR TO YEAR THEREAFTER, AT DOUBLE THE RENTAL (COMPUTED ON AN ANNUAL BASIS) SPECIFIED IN SECTION 1, OR (b) CREATION OF A MONT TO MONTH TENANCY, UPON THE TERMS OF THIS LEASE EXCEPT AT DOUBLE THE MONTHLY RENTAL SPECIFIED IN SECTION 1, OR] (c) creation of a tenancy at sufferance, at a rental of $150.00 dollars per day for the time Lessee remains in possession. If no such written notice is served then a tenancy at sufferance with rental as stated at (c) shall have been created. Lessee shall also pay to Lessor all damages sustained by Lessor resulting from retention of possession by Lessee. The provisions of this paragraph shall not constitute a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall receipt of any rent or any other act in apparent affirmance of tenancy operate as a waive of the right to terminate this lease for a breach of any of the covenants herein.

                               LESSOR'S REMEDIES

         13. If Lessee shall vacate or abandon the Premises or permit the dame to remain vacant or unoccupied for a period of ten days, or in case of the non-payment of the rent reserved hereby, or any part thereof, or of the breach of any covenant in this lease contained. Lessee's right to the possession of the Premises thereupon shall terminate with or (to the extent permitted by law) without any notice or demand whatsoever, and the mere retention of possession thereafter by Lessee shall constitute a forcible detainer of the Premises; and if the Lessor so elects, but not otherwise, and with or without notice of such election or any notice or demand whatsoever, this lease shall thereupon terminate, and upon the termination of Lessee's right of possession, as aforesaid, whether this lease be terminated or not, Lessee agrees to surrender possession of the Premises immediately, without the receipt of any demand for rent, notice to quit or demand for possession of the Premises whatsoever, and hereby grants to Lessor full and free license to enter into and upon the Premises or any part thereof, to take possession thereof with or (to the extent permitted by law) without process of law, and to expel and to remove Lessee or any other person who may be occupying the Premises or any part thereof, and Lessor may use such force in and about expelling and removing Lessee and other persons as may reasonably be necessary, and Lessor may re-possess himself of the Premises as of his former estate, but such entry of the Premises shall not constitute a trespass or forcible entry or detainer, nor shall it cause a forfeiture of rents due by virtue thereof, nor a waiver of any covenant, agreement or promise in this lease contained, to be performed by Lessee.
Lessee hereby waives all notice of any election made by Lessor hereunder, demand for rent, notice to quit, demand for possession, and any and all notices and demands whatsoever, of any and every nature, which may or shall be required by any statute of this state relating to forcible entry and detainer, or to a landlord and tenant, or any other statute, or by the common law, during the term of this lease or any extension thereof. The acceptance of rent, whether in a single instance or repeatedly, after it falls due, or after knowledge of any breach hereof by Lessee, or the giving or making of nay notice or demand, whether according to any statutory provision or not, or any





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act or series of acts except an express written waiver, shall not be construed as a waiver of Lessor's right to act without notice or demand or of any other right hereby given Lessor, or as an election not to proceed under the provisions of this lease.

                                 RIGHT TO RELET

         14. If Lessee's right to the possession of the Premises shall be terminated in any way, the Premises, or any part thereof, may, but need not (except as provided by Illinois statute), be relet by Lessor, for the account and benefit of Lessee, for such rent and upon such terms and to such person or persons and for such period or periods as may seem fit to the Lessor, but Lessor shall not be required to accept or receive any tenant offered by Lessee, nor to do any act whatsoever or exercise any diligence whatsoever, in or about the procuring of another occupant or tenant to mitigate the damages of Lessee or otherwise, Lessee hereby waiving the use of any care or diligence by Lessor in the reletting thereof; and if a sufficient sum shall not be received from such reletting to satisfy the rent hereby reserved, after paying the expenses of reletting and collection, including commissions to agents, and including also expenses of redecorating, Lessee agrees to pay and satisfy all deficiency; but the acceptance of a tenant by Lessor, in place of Lessee, shall not operate as a cancellation hereof, nor to release Lessee from the performance of any covenant, promise or agreement herein contained, and performance by any substituted tenant by the payment of rent, or otherwise, shall constitute only satisfaction pro tanto of the obligations of Lessee arising hereunder.

                                 COSTS AND FEES

         15. Lessee shall pay upon demand all lessor's costs, charges and expenses, including fees of attorneys, agents and others retained by Lessor, incurred in enforcing nay of the obligations of Lessee under this lease or in any litigation, negotiation or transaction in which Lessor shall, without Lessor's fault, become involved through or on account of this lease.

                             CONFESSION OF JUDGMENT

         16. Lessee hereby irrevocably constitutes and appoints any attorney or any court of record in this State, to be his true and lawful attorney for him and in his name AND STEAD, to enter his appearance in any suit or suits that may be brought in any court in this state at any time when any money is due hereunder for rent or otherwise, to waive the issuing of process and service thereof and trial by jury or otherwise, and to confess a judgment or judgments for such money so due and for costs of suit and for reasonable attorney's fees in favor of Lessor, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment, and to stipulate that no writ of error or appeal shall be prosecuted from such judgment or judgments, nor any bill in equity filed, nor any proceedings of any kind taken in law or equity to interfere in any way with the operation of such judgment





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or judgments or of execution issued thereon and to consent that execution may immediately issue thereon.

                                 LESSOR'S LIEN

         17. Lessor shall have a first lien upon the interest of Lessee under this lease, to secure the payment of all moneys due under this lease, which lien may be foreclosed in equity at any time when money is overdue under this lease; and the Lessor shall be entitled to name a receiver of said leasehold interest to be appointed in any such foreclosure proceeding, who shall take possession of said premises and who may relet the same under the orders of the court appointing him.

                             REMOVAL OF OTHER LIENS

         18. In event any lien upon Lessor's title results form any act or neglect of Lessee, and Lessee fails to remove said lien within ten days after Lessor's notice to do so, Lessor may remove the lien by paying the full amount thereof or otherwise and without any investigation or contest to the validity thereof, and Lessee shall pay Lessor upon request the amount paid out by Lessor in such behalf, including Lessor's costs, expenses and counsel fees.

                             REMEDIES NOT EXCLUSIVE

         19. The obligation of Lessee to pay the rent reserved hereby during the balance of the term hereof, or during any extension hereof, shall not be deemed to be waived, released or terminated, nor shall the right and power to confess judgment given in paragraph 16 hereof be deemed to be waived or terminated by the service of any five-day notice, other notice to collect, demand for possession, or notice that the tenancy hereby created will be terminated on the date therein named, the institution of any action of forcible detainer or ejectment or any judgment for possession that may be rendered in such action, or any other act or acts resulting in the termination of Lessee's right to possession of the Premises. The Lessor may collect and receive any rent due from Lessee, and payment or receipt thereof shall not waive or affect any such notice, demand, suit or judgment, or in any manner whatsoever waive, affect, change, modify or alter any rights or remedies which Lessor may have by virtue hereof.

                                    NOTICES

         20. Notices may be served on either party, at the respective addresses given at the beginning of this lease, either (a) by delivering or causing to be delivered a written copy thereof, or (b) by sending a written copy thereof by United States certified or registered mail, postage prepaid, addressed to lessor or Lessee at said respective addresses in which event the notice shall be deemed to have been served at the time the copy is mailed.





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                                 MISCELLANEOUS

         21. (a) Provisions typed on this lease and all rider attached to this lease and signed by Lessor and Lessee are hereby made a part of this lease.

                 (b) Lessee shall keep and observe such reasonable rules and regulations now or hereafter required by Lessor, which may be necessary for the proper and orderly care of the building of which the Premises are a part.

                 (c) All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

                 (d) The rights and remedies hereby created are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

                 (e) The words "Lessor" and "Lessee" wherever used in this lease shall be construed to mean Lessors or Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be described as Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. If there is more than one Lessee the warrant of attorney in paragraph 16 is given jointly and shall authorize the entry of appearance of, and waiver of issuance of process and trial by jury by, and confession of judgment against any one or more of such Lessees, and shall authorize the performance of every other act in the name of and on behalf of any one or more of such Lessees.

                                  SEVERABILITY

         22. If any clause, phrase, provision or portion of this lease or the application thereof to any person or circumstance shall be invalid, or unenforceable upon applicable law, such event shall not affect, impair or render invalid, or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision hereof to other persons or circumstances.

         WITNESS the hands and seals of the parties hereto, as of the Date of Lease stated above.

LESSEE                                  LESSOR




By:________________________(seal)       By:_______________________________(seal)




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                              ASSIGNMENT BY LESSOR

         On this ___________________________________________, 19____, for value received, Lessor hereby transfers, assigns and sets over to __________________ all right, title and interest in and to the above Lease and the rent thereby reserved except rent due and payable prior to ___________, 19.

                                        _______________________________________


                                        _______________________________________


                                   GUARANTEE

         On this __________________________________, 19_____ in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee. Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above lease.


                                        _______________________________________



                                        _______________________________________





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                                 RIDER TO LEASE

         This Rider is attached to and made a part of that certain Lease dated November 1, 1994, by and between R & R Enterprises ("Lessor") and Lake Forest Bank & Trust Company ("Lessee") for the premises commonly known as 810 A South Waukegan Road, Lake Forest, Illinois 60045 for a five year term commencing December 1, 1994 and expiring November 30, 1999.

         23. In addition to the monthly based rental as set forth on page one of the pre-printed form of this lease to which this Rider is attached, Lessee shall pay on a monthly basis his ratable share of the total real estate taxes and common area maintenance and expenses.

EXAMPLE:

                        Tenant space - 2,076 square feet

________________________________________________________________________________
Shopping Center sq. ft. 18, 206 div. 2,076 = 11.4%
Taxes at $25,000 X 11.40% = $2,850 divided by 12 = $237.50
Common area maintenance Projection at $30,000 X 11.40% = $3,420 divided by 12 = $285.00
________________________________________________________________________________

         The following maintenance and expense items and their represented monthly amounts shall include:

         All expenses paid or incurred by Lessor in the normal and route operating, managing, equipping, protecting, insuring, lighting repairing, replacing, or maintaining the Common Areas and facilities in the subject Shopping Center, including but not limited to, the wages and salaries of all employees engaged in operation and maintenance of the Shopping Center, including employer's social security taxes which may be levied on such wages and salaries; all janitorial and office supplies and materials used in the normal routine operation and maintenance of the Shopping center; the cost of water and Common Area power, lighting, insurance premiums, the cost of repairs and maintenance, exclusive of expenses for alteration of premises for the accommodation of a specific Lessee or Lessees.

         Upon thirty (30) days prior written notice, Lessee shall have the right to review the building's expenses, vouchers, and the proof of expense for which he is being billed pursuant to this paragraph of the Rider.

         24. The Lease will be for a five year term, with an option of the Lessee to renew upon 6 months prior to the end of the initial term for an additional 5 year lease.





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         25.     Upon execution of this Lease by both parties hereto the Lessee shall be responsible for the depositing of the first and last month's rent plus a one month security deposit, which sum totals $13,155.51.

         26. Rent Escalation: Commencing 12 months after the date of the term of the Lease commences, and on each one-year anniversary thereof, the rent shall be increased by 2 1/2% each 2 1/2% month term.

         27. In the event of any late rental payments, Lessee agrees to pay a 15% penalty for late payments received by Lessor after the fourth day of the month.

LESSEE:                                 LESSOR:

LAKE FOREST BANK & TRUST CO.            R & R ENTERPRISES



___________________________________     _______________________________________
Randolph M. Hibben                      Richard M. Swanson





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